UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2007

LBI MEDIA HOLDINGS, INC.

LBI MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware

California

(State or other jurisdiction of incorporation)

333-110122	05-0584918
333-100330	95-4668901
(Commission File Number)	(IRS Employer Identification No.)

1845 West Empire Avenue Burbank, California	91504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 563-5722

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on February 1, 2007, on January 26, 2007 (the “Resignation Date”), William S. Keenan resigned as Chief Financial Officer of LBI Holdings I, Inc. and its subsidiaries, including LBI Media Holdings, Inc. and LBI Media, Inc. (collectively, the “Company”), to pursue other opportunities.

In connection with Mr. Keenan’s resignation, the Company entered into an agreement with Mr. Keenan, effective as of the Resignation Date (the “Severance Agreement”), on February 8, 2007. Pursuant to the terms of the Severance Agreement, in addition to base salary through the Resignation Date, Mr. Keenan will be paid a lump-sum payment on or around February 16, 2007 in an amount equal to $62,499, subject to statutory and authorized deductions. Such payment represents three-months base salary under the Employment Agreement dated as of April 18, 2006 (the “Employment Agreement”), by and between LBI Media, Inc. and Mr. Keenan. The Company will also pay COBRA benefits on behalf of Mr. Keenan and his dependents through April 30, 2007 and will offer COBRA coverage for up to eighteen months thereafter. Further, the Company and Mr. Keenan have agreed to (subject to certain exceptions) mutually release any and all claims each may have against the other and to certain mutual non-disparagement provisions.

Item 7.01.	Regulation FD Disclosure.

LBI Media, Inc. issued a press release dated February 14, 2007. The press release announced the resignation of Mr. William S. Keenan as the Chief Financial Officer of the Company, effective January 26, 2007. The press release is filed as Exhibit 99.1 and is hereby incorporated by reference in its entirety. The information in this Item 7.01 and the exhibit attached hereto is being furnished (not filed) under Item 7.01 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of LBI Media, Inc. dated February 14, 2007 (announcing resignation of William S. Keenan).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, LBI Media Holdings, Inc. and LBI Media, Inc. have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized, in the City of Burbank, State of California.

LBI MEDIA HOLDINGS, INC.
LBI MEDIA, INC.

Dated: February 14, 2007	By:	/s/ Lenard D. Liberman
Lenard D. Liberman
Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of LBI Media, Inc. dated February 14, 2007 (announcing resignation of William S. Keenan).